                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        Matthews Studio Equipment Group
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                        MATTHEWS STUDIO EQUIPMENT GROUP
                            3111 N. Kenwood Street
                           Burbank, California 91505
                                (818) 525-5200

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  To be held September 22, 1999 at 10:00 a.m.

The Annual Meeting of Shareholders of Matthews Studio Equipment Group (the "Company") will be held at 10:00 a.m. local time, Wednesday September 22, 1999 at the Company's offices located at 3111 North Kenwood Street, Burbank, California, to consider and act upon the following matters:

     1. To elect seven directors to hold office during the ensuing year until their respective successors are elected and qualified.

     2.   To approve of the 1999 Performance Plan.

     3. To transact such other business as may properly come before the meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on August 18, 1999, as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the meeting and all adjournments thereof.

The Company's 1998 Annual Report to Shareholders and Form 10-Q for the quarter ended June 30, 1999 are transmitted herewith.

                         By Order of the Board of Directors,

                         Lori Snell, Secretary

Burbank, California
September 1, 1999

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, WE WILL APPRECIATE A PROMPT RETURN OF YOUR SIGNED PROXY CARD TO ENSURE YOUR REPRESENTATION AT THE MEETING. ANY SHAREHOLDER ATTENDING THE MEETING MAY REVOKE HIS OR HER PROXY AT THAT TIME AND MAY THEN VOTE HIS OR HER SHARES IN PERSON EVEN IF HE OR SHE HAS PREVIOUSLY RETURNED A PROXY. PLEASE ADVISE THE COMPANY'S TRANSFER AGENT, U.S. STOCK TRANSFER CORPORATION, 1745 GARDENA AVENUE, GLENDALE, CA 91204, OR OUR INVESTOR RELATIONS DEPARTMENT, IF THE ADDRESS ON THE ACCOMPANYING MATERIAL IS INCORRECT.

                        MATTHEWS STUDIO EQUIPMENT GROUP
                            3111 N. Kenwood Street
                           Burbank, California 91505
                                  __________


                                PROXY STATEMENT

                      1999 ANNUAL MEETING OF SHAREHOLDERS
                         To be held September 22, 1999

                                  __________


                              GENERAL INFORMATION

This proxy statement (this "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Matthews Studio Equipment Group (the "Company"), for use at its Annual Meeting of Shareholders (the "Meeting") to be held at 10:00 a.m. local time, Wednesday September 22, 1999 at the Company's offices located at 3111 North Kenwood Street, Burbank, California, and at any adjournment or postponement of the Meeting. The Company intends to mail this Proxy Statement, the form of proxy to be utilized at the Meeting and the accompanying materials on or about September 1, 1999.

Shares represented by properly executed proxies hereby solicited by the Board of Directors of the Company will be voted in accordance with instructions specified therein.

It is the intention of the Board of Directors that shares represented by proxies which are not limited to the contrary will be voted in favor of the election as directors of the persons named herein, and in favor of the approval of the 1999 Performance Plan. In addition, a proxy will be voted in the discretion of the proxyholders with respect to such other business as may properly come before the meeting, including a motion to adjourn the Meeting to another time or place.

Record Date and Voting

The Board has fixed the close of business on August 18, 1999, as the record date (the "Record Date") for the determination of the holders of common stock, no par value per share (the "Common Stock"), entitled to notice of and to vote at the Meeting, and at any adjournment or postponement of such Meeting. As of the Record Date, there were outstanding 9,424,252 shares of Common Stock. Each share of Common Stock is entitled to one vote on each matter brought before the meeting.

Quorum, Cumulative Voting and Voting Requirements

The holders of record of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Meeting. Abstentions are counted for the purpose of determining whether there is a quorum at the Meeting, but abstentions will have the effect of a vote against proposals brought before the Meeting. If a broker indicates on the proxy that it does not have the discretionary authority as to certain shares to vote on a particular matter (a broker non-vote), those shares will be considered as present for quorum purposes on all matters. Broker non-votes will have no effect on any matter to be brought before the Meeting, including the election of directors.

In the election of directors, the holders of the Common Stock are entitled to elect seven directors with the seven candidates who receive the highest number of affirmative votes being elected. Votes withheld have no legal effect. In electing directors, shareholders have the unconditional right to cumulate their votes and give one candidate the number of votes equal to the number of directors to be elected multiplied by the number of votes per share of stock held in their name or to distribute such votes among as many candidates as they see fit. Shareholders may cumulate their votes by designating the name or names of the nominee or nominees with respect to whom they are withholding their votes in the space provided on the proxy card (the "Proxy Card") and shareholders' votes cumulated in the manner described above can be distributed among the remaining candidate or candidates, in the proportions determined by the shareholders, by writing the number of votes allocated to the remaining candidate or candidates in the space provided on the Proxy Card. Votes can also be distributed equally among all candidates or certain candidates, by writing the appropriate information in the space provided on the Proxy Card.

The Preferred Stock has no right to receive notice of or to vote at the Meeting at the present time.

                                  Proposal 1

                             ELECTION OF DIRECTORS

The Company's bylaws authorize a Board of Directors with no less than five but no more than nine members, with the exact number of members to be fixed by the Board of Directors from time to time. The Company's Board of Directors has adopted a resolution that effective on the date of the Meeting, the Board shall have seven members. Accordingly, seven directors are to be elected at the Meeting to hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified. In the absence of instructions to the contrary, proxies will be voted in favor of the election of the persons listed below. In the event that any nominee for election as director should become unavailable to serve, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute as may be nominated by the Company. Management has no present knowledge that any persons named will be unavailable to serve.

The following table sets forth the names and certain information concerning the nominees for election as directors, each of whom has consented to being named herein and to serve if elected.

Of the nominees listed below, Messrs. John Alonzo, Carlos DeMattos, Jerome Farley and Benjamin Giess are incumbent directors.

          (Name)                        (Age)          (Position)
          ------                        -----          ----------
     John A. Alonzo                      64            Director

     Francis W. Costello                 53            Director

     Carlos D. DeMattos                  46            Chairman of the Board,
                                                       Chief Executive Officer,
                                                       President

     Jerome E. Farley                    61            Director

     Benjamin P. Giess                   36            Director

     Anil Sharma                         46            Director

     Frederick W. Whitridge, Jr.         44            Director

Information Regarding the Nominees

John A. Alonzo was elected a director of the Company in July 1996. Mr. Alonzo is the first cinematographer to be recognized by the U.S. Library of Congress, for his cinematography work on the feature film "Chinatown", and is a member of the American Society of Cinematographers. Other feature films on which Mr. Alonzo was the principal cinematographer include "Harold and Maude," "Scarface," "Steel Magnolias," and "Star Trek, Generations". Mr. Alonzo holds an honorary Doctorate Degree in Humane Letters from Columbia College, Hollywood, and an honorary Bachelor's Degree from The Brooks Institute. Mr. Alonzo has given seminars and lectures at the University of Southern California and is currently on the faculty of The American Film Institute.

Francis W. Costello has been a partner in the law firm of Whitman Breed Abbott & Morgan LLP since 1982 and is a member of that firm's Executive Committee. He has been resident in the firm's Los Angeles office since 1976 and is Chairman of its Corporate Department. He is a member of the New York and California State Bars. Mr. Costello has Bachelor's and Law Degrees from Columbia University and currently serves as a Director of a number of privately held corporations, including JTB Americas, Inc., Japan Travel Bureau International, Inc., Sunritz Corporation and Oregon Central Corporation.

Carlos D. DeMattos was founder of the Company and has served as a director and the Company's Chairman, President and Chief Executive Officer since January 1995, and prior thereto as the Company's co-chairman and Chief Executive Officer from February 1989 to January 1995. He is a co-recipient of two Technical Achievement Awards from the Academy of Motion Picture Arts and Sciences in March 1983 and March 1985, respectively for the Tulip Crane and for the development of the Cam-Remote(R) System. He is also a co-recipient of a

Prime Time Emmy Award from the Academy of Television Arts and Sciences in September 1989 for the development of the Cam-Remote(R) System. Mr. DeMattos is an active member of the principal trade associations pertaining to the industry serviced by the Company. In June 1991, the government of Portugal inducted him into the select membership of the prestigious Order of Henry the Navigator as a Knight Commander. In July 1998, he was awarded the Entrepreneur of the Year Award for the Greater Los Angeles area, Entertainment Category. He is a member of the Academy of Motion Picture Arts and Sciences, the American Society of Cinematographers. Since October 15, 1998, Mr. DeMattos has been a director of AlphaServe.com, an information technology services provider and internet company listed on Nasdaq.

Jerome E. Farley has served as a director of the Company since April, 1994. He is President and Chief Executive Officer of Western Security Bancorp, a bank holding company. Continuously since December 1992 he has also been President, Chief Executive Officer and a director of Western Security Bank, a National Banking Corporation. From 1981 through most of 1992, Mr. Farley was a director and an executive officer of First Regional Bank. From 1979 to 1997 Mr. Farley has been a director of Regional Properties, Inc., a real estate development company, principally active in Riverside County, California. Mr. Farley has been a member of the State Bar of California since 1973. From 1973 through 1985 he was general counsel to a number of subsidiaries of City Investing Company, which was listed on the New York Stock Exchange. Mr. Farley has been a professor at the Pepperdine University School of Business and Management since 1984.

Benjamin P. Giess was elected a director of the Company in September 1995. He has been employed by Hampshire Equity Partners, formerly ING Equity Partners ("ING") (see "Certain Transactions" below) and its predecessors and affiliates since 1992, and currently serves as a Partner responsible for originating, structuring and managing equity and debt investments. From 1991 to 1992, Mr. Giess worked in the Corporate Finance Group of ING Capital. From 1990 to 1991, Mr. Giess was employed by the Corporate Finance Group of General Electric Capital Corporation. Mr. Giess also serves as a director for e.spire Communications, Inc., a Nasdaq company which is a competitive local exchange carrier ("CLEC"), as well as AlphaServe.com, an information technology services provider and internet company listed on Nasdaq. In addition, Mr. Giess serves on the board of several privately held companies. Mr. Giess has an undergraduate degree from Dartmouth College and an MBA from the Wharton School of the University of Pennsylvania.

Anil Sharma has been the Executive Vice President, Chief Financial Officer and a Director of Raleigh Enterprises for the past ten years. Mr. Sharma has more than 20 years of experience in entertainment, real estate investment and development, luxury hospitality and records management. Raleigh Enterprises is a Santa Monica based, privately owned company with over 40 years of operation in records management, luxury hotels, and film, television and commercial production. Raleigh Studios, a subsidiary of Raleigh Enterprises, provides sound stages, production offices and production support space for film, television and commercial productions. Mr. Sharma has a Bachelor's Degree in Hotel Administration and Behavioral Sciences and a Masters of Business Administration, with honors, from De Paul University in Chicago. Mr.

Sharma has been a visiting lecturer at Cornell University. He is also a Certified Public Accountant.

Frederick W. Whitridge, Jr. is the President, founder and majority shareholder of Archipelago Corporation, which is in the business of investing in other companies and providing merger and acquisition services. From 1988 to 1993, he held various positions with Investor International (U.S., Inc.), the North American office for Sweden's Wallenberg Group, Inc., including the positions of President and Chief Investment Officer. Mr. Whitridge holds a Bachelor's Degree from Yale University and a M.P.P.M. degree from the Yale School of Management. Since November 1996, he has been a director of Adaptive Broadband, a Nasdaq National Market company which produces microwave radio products.

The Board of Directors recommends a vote FOR the election of the nominees listed above as directors.

                                  Proposal 2

                       APPROVAL OF 1999 PERFORMANCE PLAN

It is proposed that the Matthews Studio Equipment Group 1999 Performance Plan (the "Plan") be approved by the shareholders. The following is a summary of the key features of the Plan. Please refer to the full text of the Plan, attached as Annex 1 to this Proxy Statement, for a more complete description of the terms of the Plan.

                              Summary of the Plan

Purpose of Plan

The purpose of the Plan is to advance the interests of the Company and its subsidiaries by providing a larger personal and financial interest in the success of the Company and its subsidiaries to the Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer of the Company (the "Executive Officers"), upon whose judgment, interest and special efforts the Company and its subsidiaries are dependent for the successful conduct of its and their operations, and to enable the Company and its subsidiaries to compete effectively with others for the services of these Executive Officers as may be needed for the continued improvement of the enterprise. The Company believes that the acquisition of such interest will stimulate the efforts of these Executive Officers on behalf of the Company and its subsidiaries and strengthen their desire to continue to serve the Company and its subsidiaries.

Currently, Mr. Carlos DeMattos is the Chief Executive Officer, Mr. John Murray is the Chief Operating Officer and Mr. Albert Pastino is the Chief Financial Officer of the Company. It is contemplated that options under the Plan will be issued to these individuals.

Number of Shares and Administration

The Plan provides for the issuance of up to 900,000 shares of the Common Stock, with 600,000 being the maximum number of options that may be granted in any calendar year. The 900,000 shares issuable under the Plan are in addition to those issuable under the Company's 1994 Stock Option Plan and under the Company's 1994 Stock Option Plan for Directors.

The Plan is to be administered by the Compensation/Stock Option Committee (the "Compensation Committee"). The Compensation Committee has full power and authority to administer and interpret the Plan, including the number of options to be granted and the vesting conditions. It is contemplated that options issuable under the Plan will be allocated as follows:

                        1999 Performance Plan Benefits
                        ------------------------------

Name and Position                                  Number of Options
-----------------                                  -----------------
Carlos D. DeMattos, Chief Executive Officer              600,000
John D. Murray, Chief Operating Officer                  200,000
Albert G. Pastino, Chief Financial Officer               100,000
                                                         -------
Executive Group Total                                    900,000

Non-Executive Director Group                                   0

Non-Executive Officer Employee Group                           0

As of the date of mailing of this Proxy Statement, no options have been granted under the Plan.

Type of Options and Vesting Requirements

The Plan provides for the grant of non-qualified stock options only. Non-qualified stock options are those options that do not qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Options that qualify as incentive stock options under
Section 422 of the Code provide certain benefits to option holders who meet the Code's holding period requirements.

The Plan provides that options granted under the Plan will vest only if certain performance goals, to be established by the Compensation Committee, are achieved. The performance goals will be a combination of some or all of the following: stockholder return (as defined in the Plan); EBITDA (earnings before taxes, interest expense, depreciation and amortization) and profitability levels; development milestones for the Company's business; and such other performance goals that the Compensation Committee may establish. In determining the performance goals for each Executive Officer, the Compensation Committee will take into consideration the Executive Officer's role in the Company, and may assign different weights to the performance goals based on the Executive Officer's role. The Company believes that specific performance goals (when established) are likely to constitute confidential business information, the disclosure of which may adversely affect the Company or mislead the public.

The Plan also requires the Compensation Committee to certify the achievement of the performance goals.

Exercise Price

The options will be exercisable at an exercise price equal to the mean between the last reported "bid" and "asked" prices for shares of Common Stock, as reported by the National Association of Securities Dealers Automated Quotation System (the "Market Price"), on the date of grant.

On the Record Date, the Market Price of the Common Stock was $6.22.

Term of Options

The term of each option will be ten years from the date of grant. Once vested, options may be exercised at any time during the ten-year term, even though the Executive Officer is no longer an employee of the Company. The Executive Officer may pay the option price (i) in cash or (ii) by another method approved by the Compensation Committee, including payment through a broker.

Transferability of Options

Options granted under the Plan may not be transferred except upon the grantee's death.

Change of Control Events

The Plan provides that in case of a Change of Control Event (as defined below), the Compensation Committee has the authority to amend all outstanding options to permit the exercise of all such options prior to, or upon, the effectiveness of the Change of Control Event and, if deemed appropriate by the Compensation Committee, to terminate such options as of the effectiveness of the Change of Control Event.

A "Change of Control Event" will be deemed to occur in the event of (i) the acquisition by any person or group (including a group within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act")), other than the Company or any of its subsidiaries, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of more than 50% of the voting power of the then outstanding securities of the Company; (ii) the sale of all or substantially all of the assets of the Company or any successor thereto; (iii) the dissolution of the Company; or (iv) the merger or consolidation of the Company with or into another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote).

Anti-Dilution Adjustments

In the event of certain changes in the Company's stock (such as stock splits, stock dividends and recapitalizations), the Compensation Committee may adjust the number and kind of shares of stock or other securities and the option price subject to outstanding options, and the number and type of shares of stock or other securities that may be issued under the Plan.

Plan Termination and Amendment

The Plan provides that it will terminate ten years from its effective date. The Board of Directors may amend the Plan, provided that the Board of Directors will not amend the Plan without shareholder approval if such amendment relates to (i) the total number of shares of Common Stock subject to the Plan, (ii) the maximum number of options which may be granted to any Executive Officer in any calendar year, (iii) extension of the term of any option beyond ten years, and (iv) extension of the expiration date of the Plan.

Currently Held Options and Warrants

Mr. DeMattos currently holds options to purchase 300,000 shares of the Common Stock, all of which have vested except for options to purchase 66,666 shares. The unvested options will vest in equal installments on October 1, 1999 and October 1, 2000. Of these 300,000 options, 200,000 options have an exercise price of $3.00 per share and will expire on June 30, 2005. Options to purchase the remaining 100,000 shares (including the 66,666 unvested options) have an exercise price of $4.74 per share, will expire on March 9, 2004, and were issued under and are subject to the terms of the Company's 1994 Stock Option Plan.

Mr. Murray currently holds options to purchase 225,000 shares of the Common Stock, which will vest in three equal installments commencing on September 30, 1999 and ending on September 30, 2001. These options have an exercise price of $2.9375 per share and will expire on March 9, 2004. 195,500 of these 225,000 options were issued under and are subject to the terms of the Company's 1994 Stock Option Plan.

Mr. Pastino currently holds no options or warrants to purchase Common Stock.

Federal Income Tax Consequences

Under the Code, as currently in effect, the Executive Officers receiving options under the Plan will not recognize income when the options are granted. The Executive Officer will recognize ordinary income upon the exercise of an option to the extent that the fair market value of the shares at the time of exercise exceeds the exercise price. The Company is generally entitled to a corresponding deduction for federal income tax purposes at the time of exercise.

Under Section 162(m) of the Code, the Company may be precluded from claiming a federal income tax deduction for total remuneration in excess of $1,000,000 paid to the Chief Executive Officer or to any of the other four most highly compensated officers in any year. Total remuneration generally includes amounts received upon the exercise of options and amounts taxable upon the grant or vesting of stock awards. An exception exists for remuneration that qualifies as "performance based compensation". Options under the Plan are intended to qualify for treatment as performance-based compensation under Section 162(m) of the Code.

Voting Requirements

Under the MarketPlace Rules adopted by The Nasdaq Stock Market, shareholders' approval of the Plan is required. In addition, in order for the options granted under the Plan to qualify as performance based compensation, the material terms of the Plan must be approved by the shareholders. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote is required to effect this approval. In the absence of instructions to the contrary, proxies will be voted in favor of the grant of these options.

The Board of Directors recommends a vote FOR the proposal to approve the Plan.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of August 18, 1999 by (i) each director and nominee for director, (ii) the Chairman and Chief Executive Officer and each of the other two executive officers of the Company whose combined salary and bonus exceeded $100,000 in fiscal 1998 (the "named executive officers") and (iii) all directors and executive officers of the Company as a group:

                                          Number of Shares       Percentage of
Name and Address of                       Beneficially           Common
Beneficial Owner/(1)/                     Owned                  Stock/(12)/
---------------------                     ----------------       -------------
Carlos D. DeMattos                         2,183,117/(13)/       22.53%
Ernst F. Nettmann                            105,000/(14)/        1.10%
Jack Brehm/(2)/                               14,500/(15)/           *
John H. Donlon/(3)/                           17,500/(16)/           *
Jerome E. Farley/(4)/                         17,500/(17)/           *
Benjamin P. Giess/(5)/                     4,589,964/(18)/       37.58%
ING Equity Partners, L.P. I/(6)/           4,589,964/(19)/       37.58%
John F. Jastrem/(7)/                          17,500/(20)/           *
John A. Alonzo/(8)/                           17,500/(21)/           *
Francis W. Costello/(9)/                           0
Anil Sharma/(10)/                                  0
Frederick W. Whitridge, Jr. /(11)/                 0
Gary S. Borman                                     0
Kenneth W. Kramer                                  0
--------------------------------------------------------------------------------

All officers and directors
as a group (10 persons)                    7,037,582             55.25%
*   Less than 1%

(1) Unless otherwise noted, all shares are beneficially owned and the sole voting power is held by the person indicated, and the address of each of these individuals is: c/o Matthews Studio Equipment Group, 3111 North Kenwood Street, Burbank, California 91505.

(2) This individual's address is: 19501 Greenbriar Drive, Tarzana, California 91356.

(3) This individual's address is: 2813 West Alameda Avenue, Burbank, California 91506.

(4) This individual's address is: 4100 West Alameda Avenue, Burbank, California 91505.

(5) This individual's address is: 520 Madison Avenue, 33rd Floor, New York, New York 10022.

(6) This company's address is: 520 Madison Avenue, 33rd Floor, New York, New York 10022.

(7) This individual's address is: Post office box 166437, Irving, Texas 75016-6437.

(8) This individual's address is: c/o Tanner Mainstain & Hoffer, 10866 Wilshire Boulevard, Los Angeles, California 90024.

(9) This individual's address is: 633 West Fifth Street, Suite 2100, Los Angeles, California 90071.

(10) This individual's address is: 100 Wilshire Boulevard, 8th Floor, Santa Monica, California 90401.

(11) This individual's address is: 66 Field Point Road, 4th Floor, Greenwich, Connecticut 06830.

(12) Based on 9,424,252 shares outstanding. For purposes of this table, a person is also considered to beneficially own shares that may be issued upon exercise of stock options that are exercisable currently or within 60 days.

(13) Includes 1,674,450 shares owned by a family trust with trust management vested in the named director as the trustee. Includes options to purchase 266,667 shares of the Company's common stock, 33,333 of which will vest on October 1, 1999.

(14) Includes options to purchase 100,000 shares of the Company's common stock.

(15) Includes options to purchase 12,500 shares of the Company's common stock.

(16) Represents options to purchase 17,500 shares of the Company's common stock.

(17) Represents options to purchase 17,500 shares of the Company's common stock.

(18) Mr. Giess disclaims beneficial ownership of these shares. Mr. Giess is an executive officer of Lexington Partners, Inc., which is the sole general partner of Lexington Partners, L.P., the sole general partner of ING. However, the Company has been advised by Mr. Giess that he does not exercise sole or shared voting or dispositive power with respect to the shares held by ING described in footnote (19).

(19) Includes a warrant to purchase 2,322,464 shares of the Company's common stock. Upon occurrence of an event of default under the Purchase Agreement, ING Equity Partners, L.P. I is entitled to exercise voting rights for the 2,322,464 shares underlying the warrant pursuant to a share of the Company's preferred stock issued to ING. Includes other warrants to purchase 450,000 shares of the Company's common stock. Also includes options issued to ING Equity Partners, L.P. I, to purchase 17,500 shares of the Company's common stock, as consideration for services of its appointee, Benjamin P. Giess.

(20) Represents options to purchase 17,500 shares of the Company's common stock.

(21) Represents options to purchase 17,500 shares of the Company's common stock.

                             CERTAIN TRANSACTIONS

In July, 1995, the Company entered into a Purchase Agreement (the "Purchase Agreement") with ING Equity Partners, L.P. I ("ING") pursuant to which the Company sold to ING for a total purchase price of $5 million, (i) its senior subordinated promissory notes in the principal amount of $5 million, bearing interest at an initial rate of 10% per annum, (ii) the Warrant entitling ING to purchase 2,322,464 of the Common Stock at an initial purchase price per share of $2.50 and having certain anti-dilutive rights, and (iii) a share of Preferred Stock of the Company entitling ING to certain voting rights related to the number of shares underlying the Warrant. As part of the transaction, the Company, Carlos D. DeMattos, Chairman of the Board of Directors and Chief Executive Officer of the Company, Edward Phillips, President of Matthews Studio Equipment, Inc., together with certain affiliates of Mr. DeMattos and of Mr. Phillips, entered into a Stockholders Agreement with ING pursuant to which the Company agreed to nominate, and Messrs. DeMattos and Phillips and their affiliates agreed to vote for, two representatives of ING to the Board of Directors of the Company. Also, the parties originally agreed to set the number of members of the Board of Directors at nine; however, ING has agreed to have a Board with no less than seven nor more than nine members. ING's nominees for this election of directors are Benjamin P. Giess and Frederick W. Whitridge, Jr.

In connection with the sale of the Company's manufacturing operations to Mr. Phillips (effected in September 1998), Mr. Phillips and his affiliate sold all of their shares of Common Stock to the Company in exchange for 100% of the stock in Matthews Studio Equipment, Inc. Consequently they are no longer party to the Stockholders Agreement.

No other arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee. None of the nominees has any family relationship to any other nominee or to any executive officer of the Company.

                              EXECUTIVE OFFICERS

The Company's executive officers, in addition to Mr. DeMattos, include Mr. John
D. Murray, Mr. Albert G. Pastino, Ms. Carly Barber and Mr. Darren DeVerna.

John D. Murray, age 57, Chief Operating Officer. Mr. Murray joined the Company as Executive Vice President, Operations in October 1998, and became the Company's Chief Operating Officer in August 1999. Between May to October 1998, he served as a consultant for various business enterprises. Between May 1996 to May 1998, Mr. Murray served as the Chief Operating Officer and Chief Financial Officer of a privately held mortgage company. From 1995 to 1996, Mr. Murray was chief financial officer and executive vice president of the Company. From 1992 to 1995, Mr. Murray was the executive vice president and chief operating officer of AlphaServe.com, an information technology services provider and internet company listed on Nasdaq. From 1988 to 1992, Mr. Murray was the executive vice president and chief financial officer of South Coast Communications Group, a privately held investment relations firm. From 1979 to 1988, Mr. Murray was a director, executive vice president and chief financial officer of General Automation, Inc., a publicly held company listed on Nasdaq.

Albert G. Pastino, age 57, Chief Financial Officer. Mr. Pastino joined the Company as Chief Financial Officer in August 1999. Between June 1997 and June 1999, Mr. Pastino served as a Senior Vice President of AmTec, Inc., an American Stock Exchange listed company engaged in the business of developing cellular telephone networks in the People's Republic of China. Mr. Pastino also served as Treasurer of AmTec, Inc. between December 1997 and June 1999. From 1993 to 1997, Mr. Pastino was with Kohlberg & Company, a private equity investment company, where he served on the board of directors of a number of Kohlberg & Company's portfolio companies. From 1989 through 1992, Mr. Pastino served as Senior Vice President and Chief Operating Officer of Fortis Private Capital, Inc., a private equity investment company. Mr. Pastino began his business career at Deloitte & Touche LLP where he served as partner, and gained his investment banking experience at Alex Brown & Sons, Incorporated.

Carly Barber, age 43, President, Hollywood Rental Company, LLC. Ms. Barber joined the Company in March of 1986. From 1984 to 1986, Ms Barber was the manager of Cinepro, a Panavision expendables, camera, lighting and grip company. From 1981 to 1984, Ms. Barber worked for Samuelsons Film Services, an international supplier of rental cameras and lighting equipment as a representative of the company on production.

Darren DeVerna, age 38, President, Four Star Lighting, Inc. ("Four Star"). Mr. DeVerna has been the President of Four Star since April 1, 1998. For the three years prior to that, he was a Vice President of Four Star in charge of marketing, and its Director of Operations. Between 1987 and 1995, Mr. DeVerna was Four Star's Purchasing Agent, Production Foreman, and its liaison with theatrical designers and production electricians for the many Broadway plays that Four Star serviced. In addition, he has been a member of the technical staff of numerous Broadway productions. Mr. DeVerna is the founder and co-chairman of the Tony Randall National Actor's Theater golf tournament.

                              BOARD OF DIRECTORS

Meetings and Remuneration

During the fiscal year ended September 30, 1998, the Board held three regular meetings and one special meeting, and no Director attended less than 75% of the aggregate of all Board meetings and all of the meetings held by any committee on which he served.

Non-employee members of the Board receive a retainer of $1,000 per month for services rendered to the Board of Directors and Committee(s) of the Board of Directors and for his or her attendance at the meetings. In addition, the Company's 1994 Stock Option Plan for Directors provides that each independent Director is to receive options to purchase 15,000 shares of Common Stock. Under the terms of such plan, such options are exercisable ratably 6, 24 and 36 months after the grant date, and the exercise price per share is the market value at the grant date. Each of the current independent directors has received such options for 15,000 shares, exercisable at the market value on the date of grant, except that the options granted to Mr. Giess and Mr. Jastrem are exercisable at $3.00 per share even though the market value was less than $3.00 on the date on which these options were granted. Mr. Giess has assigned to ING the compensation to which he would be entitled as an independent Director. On December 10, 1997, options to purchase an additional 5,000 shares of Common Stock were granted to each of the

Company's independent directors. Such options were also granted under the Company's 1994 Stock Option Plan for Directors, and are exercisable ratably 12 and 24 months after the grant date, at an exercise price per share equal to the market value at the grant date. Mr. Giess has also assigned to ING these additional options. The committee administering the 1994 Stock Option Plan for Directors granted these additional options in recognition of the extraordinary efforts required of the Board during the year.

Committees

The Company has an Audit Committee comprised of six of its incumbent directors. The committee is chaired by Mr. Jack Brehm, and includes Messrs. John A. Alonzo, John H. Donlon, Jerome E. Farley, Benjamin P. Giess and John F. Jastrem as members. The Committee held one meeting during fiscal year 1998. The primary function of this Committee is to review periodic financial statements and certain financial information before publication; discuss the scope of independent accountants' engagement and review the scope of the independent accountants' performance, reports and fees; review the scope and adequacy of the Company's financial controls, internal audit plans and the findings of internal audit examinations; and recommend the selection of independent accountants.

The Company has a Compensation/Stock Option Committee comprised of six of its incumbent directors. The committee is chaired by Mr. Brehm, and includes Messrs. Alonzo, Donlon, Farley, Giess and Jastrem as members. The Committee did not hold any meeting during fiscal year 1998. Its primary function is to review compensation levels of members of management; evaluate the performance of management and consider management succession and related matters; and develop and administer the Company's various incentive plans, including the Company's stock option plans. The Committee held no meeting during fiscal year 1998 due to a variety of reasons, such as the fact that certain executives' compensation were voted on by the full Board, and the absence of an increase in the compensation of other executives.

The Company has an Executive Committee whose initial members included Messrs. DeMattos, Phillips and Giess. Its primary function is to oversee the day-to-day management of the Company, to identify, authorize and direct strategic acquisitions, and to carry out the policies and objectives of the Board of Directors. In connection with the sale of the Company's manufacturing operations to Mr. Phillips, Mr. Phillips resigned from his position as member of the Executive Committee.

               REPORT OF THE COMPENSATION/STOCK OPTION COMMITTEE

General

The Compensation/Stock Option Committee (the "Compensation Committee"), a committee composed entirely of directors who are not employed by the Company and who do not serve as officers of the Company, has the tasks of: developing and administering the Company's various incentive and stock plans; review of compensation levels of members of management; evaluation of the performance of management; and consideration of management succession and related matters. When evaluating the performance of members of management, the Compensation Committee's procedure is to consult with the Chief Executive Officer and

Chairman of the Board except when reviewing his, or their, performance, in which case the Compensation Committee would meet independently.

Statement on Philosophy of Executive Compensation

In April 1995, the Compensation Committee adopted general principles with respect to executive compensation, i.e., establishing and evaluating the effectiveness of compensation programs for executive officers, as well as other employees of the Company. Those general principles continue to be utilized by the Compensation Committee and are as follows:

     . The Company must offer competitive salaries to be able to attract and retain highly qualified and experienced executives and other management personnel;

     . Executive cash compensation in excess of base salaries should be tied to Company and individual performance; and

     . The financial interest of the Company's senior executives should be aligned with the financial interest of the shareholders, primarily through stock option grants and other long-term incentive arrangements.

Base Salary

Base salaries for the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and Chairman of the Board, and other executive officers, are established at levels considered appropriate in light of the duties and scope of responsibilities of each executive officer's position and compensation paid to equivalent executive officers at comparable companies. Salaries of officers or employees are reviewed periodically (at least annually) and adjusted as warranted to reflect sustained individual performance. The Compensation Committee measures individual performance and contribution against total annual compensation, including incentive awards, rather than base salary alone. Total compensation for executive officers consists of a combination of salaries, bonuses, stock option grants and contributions to the Company's 401(k) plan.

Stock Options

Stock option grants are offered to new employees in order to attract highly qualified and experienced executives and other management personnel. In addition, stock option grants are offered to existing employees to reward individual performance. Performance evaluations are made by the Company's officers and reported to the Chief Executive Officer, who in turn makes recommendations regarding stock option grants for existing employees to the Compensation Committee.

                                    COMPENSATION/STOCK OPTION COMMITTEE

                                         John A. Alonzo
                                         Jack Brehm
                                         John H. Donlon
                                         Jerome E. Farley
                                         Benjamin P. Giess
                                         John F. Jastrem



PERFORMANCE GRAPH

The following graph shows a five-year comparison of cumulative total returns for the Company, the S&P 500 Composite Index and a self-selected peer group of companies (the "Peer Group").

                                [GRAPH APPEARS HERE]

                                                                                ANNUAL RETURN PERCENTAGE
                                                                                      Years Ending

Company Name / Index                                          Sep94      Sep95      Sep96      Sep97      Sep98
----------------------------------------------------------------------------------------------------------------
MATTHEWS STUDIO EQUIP GROUP                                    2.07      -30.60     -5.88      118.75     -32.85
S&P 500 INDEX                                                  3.69       29.74     20.33       40.45       9.05
PEER GROUP                                                    53.74       55.30    -36.35       18.62     -30.41

                                                                        INDEXED RETURNS
                                                                                  Years Ending
                                              Base Period
Company Name / Index                             Sep93        Sep94      Sep95      Sep96      Sep97      Sep98
----------------------------------------------------------------------------------------------------------------
MATTHEWS STUDIO EQUIP GROUP                      100          102.07     70.83      66.67      145.83     97.93
S&P 500 INDEX                                    100          103.69    134.53     161.88      227.36    247.92
PEER GROUP                                       100          153.74    238.76     151.96      180.26    125.43


Peer Group Companies
----------------------------------------------------------------------------------------------------------------

ARC INTERNATIONAL CORP
AVID TECHNOLOGY INC
CAMERA PLATFORMS INTL INC
CHYRON CORP
PANAVISION INC
SHOP TELEVISION NETWORK INC (STOPPED FILING W/ SEC 4/15/96)
TRANS GLOBAL SERVICES INC

                             EXECUTIVE COMPENSATION

Set forth below is certain summary information with respect to the Company's Chief Executive Officer and the other named executive officers of the Company in fiscal 1998.

                           SUMMARY COMPENSATION TABLE

________________________________________________________________________________________________________________
                                      Annual Compensation                      Long Term Compensation
                                                                           Awards                     Payouts
----------------------------------------------------------------------------------------------------------------
     Name and Principal          Year        Salary        Bonus             Securities              All Other
         Position                             ($)           ($)              Underlying               Compen-
                                                                             Options/                 sation*
                                                                             SARs (#)                   ($)
----------------------------------------------------------------------------------------------------------------
Carlos D. DeMattos,              1998        413,244            -            100,000                   1,816
Chairman, Chief                  1997        351,421      140,568                  -                   1,230
Executive Officer,               1996        263,425       50,000            200,000                   1,462
President
----------------------------------------------------------------------------------------------------------------
Gary S. Borman,                  1998        112,115            -                  -                   1,152
Vice President,                  1997        100,769       30,203             30,000                     900
Corporate Controller             1996         48,462        6,000             30,000                      21
----------------------------------------------------------------------------------------------------------------
Kenneth W. Kramer,               1998        109,154            -                  -                   1,662
Vice President-                  1997              -            -             60,000                       -
Development &                    1996              -            -                  -                       -
Operations
----------------------------------------------------------------------------------------------------------------

*This amount represents Company contributions to the Company's 401(k) plan.

The following table shows the options granted during the year ended September 30, 1998 to the named executive officers.

                    OPTIONS GRANTED IN THE LAST FISCAL YEAR

_______________________________________________________________________________________________________________________________
   Name                Number of Securities    Percentage of Total    Exercise Price   Expiration   Potential Value at Assumed
                        Underlying Options     Options Granted to       ($/Share)         Date         Rates of Stock Price
                              Granted               Employees                                            Appreciation For
                                                                                                           Option Term

                                                                                                         5%              10%
-------------------------------------------------------------------------------------------------------------------------------
   Carlos D.                 100,000                   33%                $4.74            2004       $226,000         $542,000
   DeMattos
-------------------------------------------------------------------------------------------------------------------------------

The following table shows the value of options with respect to each of the named executive officers based on the difference between the exercise price and the closing price on September 30, 1998 as reported by the Nasdaq Stock Market.

                         FISCAL YEAR END OPTION VALUES

_____________________________________________________________________________________________________
         Name           # of Shares Underlying Unexercised       Value of Unexercised In-the-Money
                                      Options                          Options at FY-End ($)
                        -----------------------------------------------------------------------------
                        Exercisable  (E) / Unexercisable (U)  Exercisable (E) / Unexercisable  (U)
-----------------------------------------------------------------------------------------------------
Carlos D. DeMattos            200,000 (E)/100,000 (U)                    -- (E) / -- (U)
-----------------------------------------------------------------------------------------------------
Gary S. Borman                22,000 (E) / 38,000 (U)                 16,000 (E) / 27,000 (U)
-----------------------------------------------------------------------------------------------------
Kenneth W. Kramer             20,000 (E) / 40,000 (U)                 9,000 (E) / 19,000 (U)
-----------------------------------------------------------------------------------------------------

                                RETIREMENT PLANS

The Company has an employee benefit plan intended to qualify under Section 401(k) of the Internal Revenue Code. Under the plan, employees may contribute as deferred compensation up to 6% of compensation (not to exceed $10,000.00 annually). The Company matches from 20% to 50% of employee contributions, based on individual salary levels. The Company does not have any defined benefit or actuarial plan.

                             EMPLOYMENT AGREEMENTS

DeMattos Agreement

The Company entered into a written Employment Agreement with Carlos D. DeMattos on July 1, 1995 for such individual to serve as the Company's Chief Executive Officer, President and Chairman of the Board for a three-year term commencing July 1, 1995. Mr. DeMattos was also granted options to purchase 200,000 shares of the Company's common stock at an exercise price of $3.00 per share. The right to purchase up to 66,667 shares vests in like installments commencing on July 1, 1996 and the next two successive anniversaries of that date, and these options are exercisable until July 2005. At the Company's annual shareholder meeting held on May 30, 1996, the shareholders approved these options.

Effective as of October 1, 1997, the Employment Agreement with Mr. DeMattos was amended (as amended, the "DeMattos Agreement"). The term of employment under the DeMattos Agreement will expire September 30, 2000 but, similar to the July 1, 1995 Employment Agreement, Mr. DeMattos has agreed to provide consulting services to the Company for a period of five years following the termination date, at 50% of the base salary. The base salary under the DeMattos Agreement was increased to $400,000 effective October 1, 1997. Such base salary was increased to $440,000 effective October 1, 1998 and will remain at that level for fiscal year 1999. The DeMattos Agreement calls for Mr. DeMattos to receive an incentive bonus for each fiscal year based on performance levels to be established from year to year. No bonus was paid to Mr.

DeMattos for fiscal year 1998, and Mr. DeMattos has informed the Board of Directors that he will forego any bonus payment under the Employment Agreement for fiscal year 1999. The incentive bonus for fiscal year 2000 will be based on performance levels to be established by the Company's Compensation Committee.

As part of the 1997 amendment, options to purchase an additional 100,000 shares of the Company's common stock at an exercise price of $4.74 per share were granted to Mr. DeMattos. These options are in addition to the options to purchase 200,000 shares of the Company's common stock granted under the July 1, 1995 Employment Agreement. These additional options vest at one-third increments commencing on October 1, 1998 and on the next two successive anniversaries of that date, and were granted under and are subject to the terms of the Company's 1994 Stock Option Plan.

Phillips Agreement

On July 1, 1995, the Company and Matthews Studio Equipment, Inc. ("Studio Equipment") entered into a written Employment Agreement ("Phillips Agreement") with Edward Phillips, for him to serve as president of Studio Equipment. In connection with the sale of the Company's manufacturing operations, Mr. Phillips released the Company from all obligations under the Phillips Agreement.

                           RELATED PARTY TRANSACTIONS

On September 28, 1998, the Company sold its manufacturing operations to Phillips Associates, an affiliate of Mr. Edward Phillips. Prior to that date Mr. Phillips was a director of the Company. The transaction was structured as a stock for stock exchange in which the Company transferred all of the shares of stock in Studio Equipment to Phillips Associates in exchange for 1,916,450 shares of the Company's common stock held by Phillips Associates and assumption of $5,000,000 of the Company's debt. In connection with this transaction, Mr. Phillips surrendered his options to purchase 274,000 shares of the Company's common stock in consideration for a $75,000 payment from the Company, and released the Company from all obligations under the Phillips Agreement. The Company and Studio Equipment have entered into a three-year royalty-free license agreement pursuant to which Studio Equipment is permitted to use the trademark "Matthews" for the manufacturing operations. Also as part of the transaction, PDM, a general partnership comprised of Messrs. DeMattos and Phillips, released the Company from all obligations under the lease for real property occupied by Studio Equipment in Burbank, California. This lease has an expiration date of December 31, 1999 and requires approximately $40,000 in monthly rent.

In addition, a company owned by Ernst F. Nettmann, an incumbent director of the Company, has a Management Agreement with Matthews Studio Electronics, Inc., a wholly owned subsidiary of the Company ("Electronics"), pursuant to which Mr. Nettmann's company manages the Cam-Remote(R) Systems business of Electronics. Mr. Nettmann's company is entitled to receive compensation predicated on achieving certain revenues under the Management Agreement. Payments to Mr. Nettmann's company under the Management Agreement were $71,372.30 in fiscal year 1998.

Mr. Costello is a partner of the law firm Whitman Breed Abbott & Morgan LLP. Such firm has served as outside counsel to the Company since 1993.

                            INDEPENDENT ACCOUNTANTS

Ernst & Young LLP has acted as the Company's independent accountants since their appointment for fiscal 1991. The Board of Directors, on the unanimous recommendation of the Audit Committee, has selected Ernst & Young LLP as the Company's independent accountants for the fiscal year ending September 30, 1999. Representatives of Ernst & Young LLP are expected to be at the Meeting to respond to questions and will have the opportunity to make a statement if they desire to do so.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of shares of the Company's equity securities, to file by specific dates with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by security regulations to furnish the Company with copies of all Section 16(a) forms that they may file. The Company is required to report in this proxy statement any failure of its directors and executive officers and greater than ten percent shareholders to file by the relevant due date any of these reports during the two preceding fiscal years.

To the best of the Company's knowledge, based solely on review of copies of such reports furnished to the Company during the two fiscal years ended September 30, 1998, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent shareholders were complied with except, due to administrative errors: (i) the Form 3 filed by Mr. John D. Murray with respect to 225,000 options to purchase the Company's Common Stock granted in October 1998, was filed after its due date; and (ii) the Form 3 filed by Mr. Alan S. Unger with respect to 120,000 options to purchase the Company's Common Stock granted in November 1998, was filed after its due date.

                 OTHER MATTERS THAT MAY COME BEFORE THE MEETING

As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented by management at the Meeting. If any other business properly comes before the Meeting, the proxy holders intend to vote the proxies as recommended by the Board.

                 SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

Proposals for shareholder action that eligible shareholders wish to have included in the Company's Annual Meeting to be held in June, 2000 must be received by the Company at its principal executive offices on or before February 28, 2000 in order for the proposition to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to such annual meeting.
Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

                            SOLICITATION OF PROXIES

Proxies for the Meeting will be solicited by mail and through brokerage institutions, and all expenses involved, including printing and postage, will be paid by the Company.

                               OTHER INFORMATION

A copy of the Company's Annual Report for the year ended September 30, 1998 and of the Company's Form 10-Q for the quarter ended June 30, 1999 are being furnished herewith to each shareholder of record as of the Record Date. Additional copies of the Annual Report and such Form 10-Q will be provided for a nominal charge upon written request to: Investor Relations Department, Matthews Studio Equipment Group, 3111 N. Kenwood Street, Burbank, CA 91505.

                    BY ORDER OF THE BOARD OF DIRECTORS

                            Lori Snell, Secretary

September 1, 1999

                                    Annex 1

                        MATTHEWS STUDIO EQUIPMENT GROUP
                             1999 PERFORMANCE PLAN

     1.   Purpose.  The purpose of this Matthews Studio Equipment Group 1999
          -------
Performance Plan (the "Plan") is to advance the interests of Matthews Studio Equipment Group (the "Company") and its subsidiaries by providing a larger personal and financial interest in the success of the Company and its subsidiaries to the Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer of the Company (the "Executive Officers"), upon whose judgment, interest and special efforts the Company and its subsidiaries are dependent for the successful conduct of its and their operations and to enable the Company and its subsidiaries to compete effectively with others for the services of these Executive Officers as may be needed for the continued improvement of the enterprise. It is believed that the acquisition of such interest will stimulate the efforts of these Executive Officers on behalf of the Company and its subsidiaries and strengthen their desire to continue to serve the Company and its subsidiaries.

     2.   Participants.
          ------------

     (a)  Only Nonstatutory Stock Options (as defined in Section 5(a) hereof)
                                                         ------------
may be granted under the Plan, and options under the Plan may be granted only to the Executive Officers. Subject to adjustment pursuant to Section 7 hereof, the
                                                          ---------
number of shares of Common Stock of the Company (the "Common Stock") subject to options that may be granted under this Plan in any calendar year to any Executive Officer is 600,000 (the "Annual Limit").

     (b) Nothing contained in this Plan, nor in any option granted pursuant to this Plan, shall confer upon any Executive Officer any right to the continuation of his employment or service, nor limit in any way the right of the Company or its subsidiaries to terminate such employment or service at any time.

     (c) As used herein, the term "subsidiary" shall mean any present or future entity that is controlled by the Company, directly or through one or more intermediaries. Any entity that is now or in the future becomes a subsidiary shall cease to be a subsidiary at such time that such entity ceases to be "controlled" by the Company, as described in the prior sentence.

     3.   Effectiveness and Termination of Plan. The Plan shall become effective
          -------------------------------------
on the date of its adoption by the shareholders of the Company, provided that the Board of Directors of the Company, prior or subsequent to such shareholder adoption, shall also approve of the Plan. This Plan shall terminate on the earliest of: (a) ten years from the date of shareholder approval; or (b) when all shares of Common Stock that may be issued under this Plan shall have been issued through exercise of options granted under this Plan. Any option outstanding under this Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of this Plan.

     4.   Plan Share Reserve.  The aggregate number of shares of Common Stock
          ------------------
of the Company that may be issued under this Plan shall consist of 900,000 shares, subject to further adjustment as provided in Section 7 hereof. Such
                                                     ---------
number of shares may be set aside out of the authorized but unissued shares of Common Stock of the Company not reserved for any other purpose or out of shares of Common Stock held in or acquired for the treasury of the Company.

     5.   Types of Options and Terms and Conditions.
          -----------------------------------------

     (a)  Type of Options.  Options granted under this Plan shall be in the
          ---------------
form of options not qualifying as "incentive stock options" ("Nonstatutory Stock Options"). The term "incentive stock options" is as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     (b)  Provisions Relating to All Plan Options.  Options may be granted at
          ---------------------------------------
any time and from time to time prior to the termination of this Plan. Each option granted pursuant to this Plan shall be evidenced by an option agreement that identifies the option as a Nonstatutory Stock Option and, except as hereinafter provided, shall be subject to the following terms and conditions:

          (i)    Price and Payment.
                 -----------------

                 (A) Exercise Price.  The purchase price of the shares of Common
                     --------------
Stock issuable upon exercise of options granted under this Plan shall be the fair market value of the Common Stock on the date of the grant of the option.

                 (B) Fair Market Value.  For purposes of this Plan, "fair market
                     -----------------
value" of a share of Common Stock on a specified date shall be the mean between the last reported "bid" and "asked" prices for shares of Common Stock on such date, as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ).

                 (C) Payment.  Full payment for shares of Common Stock purchased
                     -------
upon the exercise, in whole or in part, of an option granted under the Plan shall be made at the time of such exercise, in: (1) cash, (2) certified check, or (3) cashier's check. Alternatively, an option may be exercised by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price and applicable withholding taxes in full and such other documents as the Compensation Committee (as defined in Section 10(a)
                                                                  -------------
below) may determine. The purchase price shall be subject to adjustment only as provided in Section 7 hereof.
            ---------

          (ii)   Duration of Options.  Options may be granted for terms of up to
                 -------------------
but not exceeding ten years from the date the particular option is granted.

          (iii)  Exercise of Options; Vesting.  Options granted under the Plan
                 ----------------------------
will vest only if certain performance goals, to be determined by the Compensation Committee, are met. Performance goals will be determined by the Compensation Committee for each Executive Officer, and will be a combination of some or all of the following: (A) Stockholder Return (as defined below in this Section); (B) EBITDA (i.e., earnings before taxes, interest expense, depreciation and amortization) and profitability levels; (C) development milestones for the Company's business; and (D) such other performance goals as the Compensation Committee may establish. In determining the performance goals for each Executive Officer, the

Compensation Committee will take into consideration the Executive Officer's role in the Company, and may assign different weights to the performance goals based on the Executive Officer's role. The term "Stockholder Return" shall mean, with respect to the Company, (1) the change in the market price of the Common Stock of the Company (as quoted in the principal market on which it is traded as of the beginning and ending of the period) plus dividends and other distributions paid, divided by (2) the market price of the Common Stock of the Company at the beginning of the period, as quoted in the principal market on which it is traded, all of which is adjusted for any changes in equity structure, including, but not limited to, stock splits and stock dividends. Before any options, whose vesting is dependent on the achievement of one or more performance goals, are considered vested, the Compensation Committee must certify in writing (by resolution or otherwise) that the applicable performance goal was satisfied.

          (iv)   Transferability of Options. Except as otherwise provided
                 --------------------------
herein, options shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the Executive Officer's lifetime only by him, regardless of any community property interest therein of the Executive Officer's spouse or such spouse's successors in interest. If an Executive Officer's spouse has acquired a community property interest in any option, the Executive Officer or his permitted successor in interest may exercise the option on behalf of the Executive Officer's spouse or the spouse's successor in interest.

          (v)    Issuance or Transfer of Shares.  If an Executive Officer so
                 ------------------------------
requests, shares purchased upon the Executive Officer's exercise of an option may be issued or transferred in the name of the Executive Officer and another person jointly with the right of survivorship.

          (vi)   Other Terms and Conditions.  Options may also contain such
                 --------------------------
other provisions, which shall not be inconsistent with any terms and conditions set forth herein, as the Compensation Committee shall deem appropriate.

          (vii)  Termination of Employment or Service.  The termination of an
                 ------------------------------------
Executive Officer's employment with the Company and its subsidiaries will not affect the Executive Officer's ability to exercise any vested options. However, any unvested options will immediately cease to vest upon the termination of an Executive Officer's employment with the Company and its subsidiaries. (Unvested options will continue to be eligible for vesting if the Executive Officer ceases to be employed by the Company but continues to be employed by one or more subsidiaries of the Company.) If an Executive Officer's employment is terminated by reason of death or disability, the Executive Officer or the Executive Officer's estate may exercise options which had vested prior to the date of termination at any time prior to the expiration date of the options. No options (whether vested or unvested) may be exercised following the termination of an Executive Officer's employment by the Company or any of its subsidiaries for cause (as defined in the Company's or the subsidiary's, as applicable, employee manual and associated rules and procedures then in effect or, if a written employment contract between the Company or a subsidiary and the Executive Officer were in effect, then as provided in such contract).

     (c)  General.  Notwithstanding the foregoing, no option shall be
          -------
exercisable in whole or in part (i) after the termination date provided in the option, or (ii) except as provided in Section 10(e), unless the Executive
                                      -------------
Officer's employment by the Company or a subsidiary remains uninterrupted during the applicable vesting period for the option. An Executive

Officer's "estate" shall mean the Executive Officer's legal representatives upon the Executive Officer's death or any person who acquires the right under the laws of descent and distribution to exercise an option by reason of the Executive Officer's death. "Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.

     6.   Rights of a Shareholder.  A recipient of an option shall have no
          -----------------------
rights as a shareholder with respect to any shares issuable or transferable upon exercise thereof until the date of issuance of a stock certificate for such shares. Except as otherwise provided pursuant to Section 7 hereof, no
                                                  ---------
adjustment shall be made for dividends or other rights for which the record date is prior to the date of such stock certificate.

     7.   Adjustment of and Changes in Common Stock.  In the event that the
          -----------------------------------------
shares of Common Stock of the Company, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, spin-off, split-up, combination of shares, or otherwise) or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend or a dividend on the shares of Common Stock of rights or warrants to purchase securities of the Company shall be made, then there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject or that may become subject to an option under this Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock of the Company shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be, and references herein to the Common Stock shall be deemed to be references to any such stock or other securities as appropriate. Outstanding options shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding shares of the Common Stock of the Company, or of any stock or other securities into which such Common Stock shall have been changed or for which it shall have been exchanged, then if the Compensation Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any option theretofore granted or that may be granted under this Plan, such adjustments shall be made in accordance with such determination. Fractional shares resulting from any adjustment in options pursuant to this Section 7 may be settled in cash or otherwise as the
                 ---------
Compensation Committee shall determine. Notice of any adjustment shall be given by the Company to each holder of an option that shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

     8.   Legal Requirements.  No option granted pursuant to this Plan shall be
          ------------------
exercisable in whole or in part, and the Company shall not be obligated to sell any shares of Common Stock subject to any such option, if such exercise and sale would, in the opinion of counsel for the Company, violate the Securities Act of 1933 (or other Federal or State statutes having similar requirements), as in effect at that time. Any stock certificate issued to evidence shares for which an option is exercised may bear such legends and statements as the Compensation Committee shall deem advisable to assure compliance with Federal and State laws and regulations. Each option shall be subject to the further requirement that, if at any time the Board of Directors of the Company shall determine in its discretion that the listing or qualification of the shares of Common Stock subject to such option under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue of shares thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors of the Company.

     9.   Withholding.  Any Executive Officer exercising an option shall be
          -----------
required to pay to the Company the amount of any taxes the Company is required by law to withhold with respect to the exercise of such option. The Executive Officer exercising the option may elect to make such payment: (a) in cash; or
(b) by the Company withholding shares of Common Stock otherwise to be issued to the Executive Officer on such exercise. The number of shares of Common Stock so surrendered or withheld shall be determined based on the fair market value of such shares on the date of exercise of the option. Any election so made by a grantee subject to Section 16(b) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), shall be subject to the approval of the Compensation Committee and shall comply with the requirements of Rule 16b-3 promulgated under the Exchange Act or any successor rule ("Rule 16b-3"). In all events, appropriate provision shall be made for all taxes required to be withheld from shares of Common Stock issued under this Plan under the applicable laws or other regulations of any governmental authority, whether federal, state or local, and domestic or foreign. To that end, the Company may at any time take such steps as it may deem necessary or appropriate (including sale or retention of shares) to provide for payment of such taxes.

     10.  Administration and Amendment of Plan.
          ------------------------------------

     (a) The Board of Directors of the Company shall appoint a committee to administer the Plan (the "Compensation Committee") composed of two or more members of the Board of Directors of the Company, each of whom is an "outside director" within the meaning of Section 162(m)(4)(C)(i) of the Code, as amended. The Compensation Committee shall be constituted in such a manner as to satisfy the requirements of applicable law and of Rule 16b-3. The Board of Directors of the Company (but not the Compensation Committee) may from time to time remove members from such Committee or add members thereto, and vacancies in such Committee, however caused, shall be filled by the Board of Directors of the Company.

     (b) The Compensation Committee from time to time may adopt rules and regulations for carrying out this Plan. Without limiting the foregoing sentence, the Compensation Committee shall have full power and authority to (i) fix the performance goals to be accomplished for an Executive Officer's options to vest;
(ii) fix the number of options which will vest upon the accomplishment of any individual performance goal; (iii) determine the terms and conditions, not inconsistent with the provisions of the Plan, governing each option; (iv) interpret the Plan and any option granted thereunder; (v) establish such rules and regulations as it deems appropriate for the administration of the Plan; and
(vi) take such other action as it deems necessary or desirable for the administration of the Plan. The interpretation and construction by the Compensation Committee of any provision of this Plan or any option granted pursuant hereto shall be final and conclusive.

     (c) No member of the Compensation Committee or the Board of Directors of the Company shall be liable for any action or determination made in good faith with respect to this Plan or any option granted pursuant thereto.

     (d) The Board of Directors of the Company (but not the Compensation Committee) may from time to time make such changes in and additions to this Plan as it may deem proper and in the best interests of the Company and/or any subsidiary, without further action on the part of the shareholders of the Company or any subsidiary except as required by law, regulation or by the rules of the principal trading market of the Company's Common Stock at that time; provided, however, that, unless the shareholders of the Company shall have first approved thereof (i) except as provided in Section 7 hereof, the total number of
                                           ---------
shares of Common Stock subject to this Plan and the Annual Limit shall not be increased, (ii) the maximum number of options which may be granted to any Executive Officer in any calendar year shall not be increased, (iii) no option shall be exercisable more than ten years after the date it is granted and (iv) the expiration date of this Plan shall not be extended.

     (e) The Compensation Committee shall have the power, in the event of a "Change of Control" (as defined below in this Section 10(e)), to amend all
                                              -------------
outstanding options to permit the exercise of all such options prior to, or upon, the effectiveness of such Change of Control event and, if deemed appropriate by the Compensation Committee, to terminate such options as of the effectiveness of such Change of Control event. If the Compensation Committee shall exercise such power, all options then outstanding and subject to such requirement shall be deemed to have been amended to permit the exercise thereof in whole or in part by the Executive Officer, and to terminate, at such times as determined by the Compensation Committee. A "Change of Control" means: (i) the acquisition by any person or group (including a group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than the Company or any of its subsidiaries, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of more than 50% of the voting power of the then outstanding securities of the Company; (ii) the sale of all or substantially all of the assets of the Company or any successor thereto; (iii) the dissolution of the Company; or (iv) the merger or consolidation of the Company with or into another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote).

     11.  Estate Documentation.  In the case of the exercise of an option by a
          --------------------
person or estate acquiring the right to exercise the option by bequest or inheritance, the Compensation Committee may require such reasonable evidence as to the ownership of the option and may require such consents and release of taxing authorities as it may deem advisable.

     12.  Construction.  It is the intent of the Company that the Plan comply
          ------------
in all respects with applicable provisions of Rule 16b-3 under the Exchange Act, so that any grant of options to or other transaction by an Executive Officer who is subject to the reporting requirements of Section 16(b) of the Exchange Act shall not result in short-swing profits liability under Section 16(b) (except for any transaction exempted under alternative Exchange Act rules or intended by such grantee to be a non-exempt transaction). It is also the intent of the Company that any compensation income realized in connection with options granted under this Plan constitute "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code so that any deduction to which the Company is entitled in connection with such compensation will not be subject to the limitations of
Section 162(m)(1) of the Code. Accordingly, if any provision of this Plan or any agreement relating to an option does not comply with such requirements of Rule 16b-3 as then applicable to any such transaction so that a grantee would be subject to Section 16(b) liability, or if any provision of this Plan or any agreement relating to an option would limit under Section 162(m)(1) of the Code the amount of compensation income attributable to an option that the Company would otherwise be entitled to deduct, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, or to eliminate such deductibility limitation, and the Executive Officer shall be deemed to have consented to such construction or amendment.

====================================================================================================================================
                Matthews Studio Equipment Group, 3111 N. Kenwood Street, Burbank, California 91505 - (818) 525-5200
------------------------------------------------------------------------------------------------------------------------------------
       [Graphics omitted]                                    PROXY
                                                Solicited by the Board of Directors
                                     Annual Meeting - September 22, 1999 - Burbank, California
------------------------------------------------------------------------------------------------------------------------------------
The undersigned hereby appoints Lori Snell and Francis W. Costello and each of them, with full power of substitution and to act alone, as proxyholders for the undersigned to vote all the shares of common stock that the undersigned would be entitled to vote at the 1999 Annual Meeting of Shareholders of Matthews Studio Equipment Group and at any adjournment thereof, upon all matters described in the Proxy Statement for the Meeting referred to on the reverse side of this card in the manner there indicated, and, in their discretion, upon any other matters which properly come before the meeting.

                                                                                    Election of Directors

                                                                                    Nominees: Carlos D. DeMattos, John A. Alonzo,
                                                                                    Francis W. Costello, Jerome E. Farley, Benjamin
                                                                                    P. Giess, Anil Sharma, Frederick W. Whitridge,
                                                                                    Jr.

                                                                                    IF NO OTHER INDICATION IS MADE, THE PROXYHOLDER
                                                                                    SHALL VOTE FOR THE ELECTION OF ALL THE DIRECTOR
                                                                                    NOMINEES SET FORTH ABOVE AND FOR THE APPROVAL OF
                                                                                    THE 1999 PERFORMANCE PLAN.

====================================================================================================================================

PLEASE FILL IN, MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

====================================================================================================================================
                PROPOSAL 1 - Election of Directors                               PROPOSAL 2 - Approval of 1999 Performance Plan
====================================================================================================================================
[_] For All               [_]  Withhold              [_] Per              [_]  For             [_]  Against          [_] Abstain
    Nominees                   From All                  Cumulative            Proposal 2           Proposal 2           From
                               Nominees                  Vote Below                                                      Proposal 2
-----------------------------------------------------------------------=============================================================
You may withhold authority to vote for any nominee by lining through or            INSTRUCTIONS TO MARK YOUR VOTE:
                  striking out the name of any nominee.                  [1] Please mark your vote with a [X] in your choice of one
-----------------------------------------------------------------------  of the 3 boxes provided for each proposal. [2] Joint owners must each sign. If acting as attorney, trustee,
Nominee                Vote        Nominee                        Vote   executor or in another capacity, sign and print your name
-----------------------------------------------------------------------  and title. [3] To vote cumulatively for a director or
Carlos D. DeMattos                 Benjamin P. Giess                     directors, mark the appropriate box and indicate the
-----------------------------------------------------------------------  number of votes you wish to cast for each director. The
John A. Alonzo                     Anil Sharma                           total number of votes you cast for all nominees may not
-----------------------------------------------------------------------  exceed your total number of shares. [4] Please return this
Francis W. Costello                Frederick W. Whitridge, Jr.           Proxy promptly in the enclosed envelope.
-----------------------------------------------------------------------
Jerome E. Farley
====================================================================================================================================
                       Please Sign Your Name Exactly As It Appears On The Label Which Is On The Reverse Side
====================================================================================================================================

__________________________________________      _____________________________________________      ________________________________
Signature                                       Title                                              Date

__________________________________________      _____________________________________________      ________________________________
Signature                                       Title                                              Date

__________________________________________      _____________________________________________      ________________________________
Signature                                       Title                                              Date
====================================================================================================================================

                                      -2-